                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-642

                        SCUDDER INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      345 Park Avenue, New York, NY 10154
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       4/30/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Emerging Markets Growth Fund

Semiannual Report to Shareholders

April 30, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in securities of emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This fund also may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Additionally, this fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2004

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to May 29, 2001 are derived from the historical performance of Class S shares of the Scudder Emerging Markets Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/04
Scudder Emerging Markets Growth Fund	6-Month++	1-Year	3-Year	5-Year	Life of Fund*
Class A	10.52%	58.14%	14.01%	5.14%	2.47%
Class B	10.09%	56.86%	13.06%	4.28%	1.63%
Class C	10.07%	57.02%	13.14%	4.34%	1.68%
MSCI Emerging Market Free Index+	9.38%	53.59%	13.34%	5.72%	.76%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns for periods less than one year are not annualized.
* The Fund commenced operations on May 8, 1996. Index returns begin May 31, 1996.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/04	$ 14.62	$ 14.29	$ 14.32
10/31/03	$ 13.25	$ 12.98	$ 13.01
Distribution Information: Six Months: Distributions as of 4/30/04	$ .02	$ -	$ -

Class A Lipper Rankings - Emerging Markets Funds Category as of 4/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	33	of	181	19

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share class may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Emerging Markets Growth Fund - Class A [] MSCI Emerging Market Free Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 8, 1996. Index returns begin May 31, 1996.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/04
Scudder Emerging Markets Growth Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$14,904	$13,966	$12,112	$11,449
	Average annual total return	49.04%	11.78%	3.91%	1.71%
Class B	Growth of $10,000	$15,386	$14,251	$12,233	$11,381
	Average annual total return	53.86%	12.53%	4.11%	1.63%
Class C	Growth of $10,000	$15,702	$14,481	$12,365	$11,420
	Average annual total return	57.02%	13.14%	4.34%	1.68%
MSCI Emerging Market Free Index+	Growth of $10,000	$15,359	$14,561	$13,205	$10,618
	Average annual total return	53.59%	13.34%	5.72%	.76%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 8, 1996. Index returns begin May 31, 1996.
+ MSCI Emerging Market Free Index is an unmanaged capitalization-weighted index of companies in a universe of 28 emerging markets. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares prior to October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Emerging Markets Growth Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 4/30/04
Scudder Emerging Markets Growth Fund	6-Month++	1-Year	3-Year	5-Year	Life of Fund*
Class S	10.66%	58.56%	14.32%	5.43%	2.75%
Class AARP	10.80%	58.82%	14.39%	5.49%	2.78%
MSCI Emerging Market Free Index+	9.38%	53.59%	13.34%	5.72%	.76%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns for periods less than one year are not annualized.
* The Fund commenced operations on May 8, 1996. Index returns begin May 31, 1996.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 4/30/04	$ 14.72	$ 14.70
10/31/03	$ 13.36	$ 13.34
Distribution Information: Six Months: Distributions as of 4/30/04	$ .06	$ .06

Class S Lipper Rankings - Emerging Markets Funds Category as of 4/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	32	of	181	18
3-Year	50	of	146	35
5-Year	66	of	115	57

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Emerging Markets Growth Fund - Class S [] MSCI Emerging Market Free Index+

Yearly periods ended April 30

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 8, 1996. Index returns begin May 31, 1996.
Comparative Results as of 4/30/04
Scudder Emerging Markets Growth Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$15,856	$14,941	$13,029	$12,418
	Average annual total return	58.56%	14.32%	5.43%	2.75%
Class AARP	Growth of $10,000	$15,882	$14,967	$13,065	$12,452
	Average annual total return	58.82%	14.39%	5.49%	2.78%
MSCI Emerging Market Free Index+	Growth of $10,000	$15,359	$14,561	$13,205	$10,618
	Average annual total return	53.59%	13.34%	5.72%	.76%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 8, 1996. Index returns begin May 31, 1996.
+ MSCI Emerging Market Free Index is an unmanaged capitalization-weighted index of companies in a universe of 28 emerging markets. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Portfolio Manager Oliver Kratz discusses Scudder Emerging Markets Growth Fund's strategy and the market environment during the six-month period ended April 30, 2004.

Q: How did emerging market equities perform during the past six months?

A: Even though the reporting period ended on a down note, emerging markets stocks registered strong returns for the full six months. From the start of the period in November through the first quarter of this year, the asset class continued the rally that had been in place since March of 2003. Investors remained encouraged by positive underlying trends such as improving global growth, low interest rates worldwide and favorable corporate earnings results. In addition, many emerging markets benefited from improved fiscal positions as rising export volumes for commodities resulted in stronger government revenues. The resulting optimism helped fuel the performance of the emerging market equities.

This favorable backdrop changed swiftly in April, during which the MSCI Emerging Markets Free Index posted a total return of -8.18% for the month.1 Investors were rattled by two pieces of news. First was the release of surprisingly strong US payroll data in the first week of the month. This raised fears that the US Federal Reserve would soon begin hiking interest rates, a potential negative for all world economies. Second, investors weighed concerns that China's central bank would also take steps to slow investment, a move that would inevitably result in slower growth across the entire Asia region. This led to a rapid decline in commodities prices, further dampening investor sentiment.2 Faced with this outlook, many investors took profits following the long run-up in the asset class.

1 The MSCI Emerging Markets Free Index is an unmanaged index of more than 850 stocks traded in approximately 28 world markets. Free indices reflect investable opportunities for global investors by taking into account local restrictions on share ownership by foreigners.
2 China's rapid growth has resulted in high demand for commodities; slower growth in China is seen as being likely to reduce demand.

Still, the gains of the first four months more than outweighed the weakness that characterized the latter portion of the period. The emerging Europe, Middle East and Africa regions produced the most substantial gains, followed by Latin America and Asia.

Q: How did the fund perform in this environment?

A: For the six-month period ended April 30, 2004, Class A shares of Scudder Emerging Markets Growth Fund returned 10.52%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Please see page 3 through 7 for the performance of other share classes and more complete performance information.) In comparison, the fund's benchmark - the MSCI Emerging Markets Free Index - produced a total return of 9.38%.

Q: Will you review your investment style?

A: We seek strong absolute performance by looking for individual companies whose share prices do not fully reflect their fair value. In this sense, we use a "bottom-up" approach that focuses on individual company research. We believe our emphasis on companies with strong fundamentals - i.e., those with improving earnings, low debt levels, clean balance sheets and capable management teams - will help us deliver competitive long-term returns for the fund's shareholders. As a result, all country and sector allocations are largely the result of our decisions regarding individual stocks.

Q: What elements of the fund's positioning helped performance?

A: A variety of factors helped the fund outperform its benchmark. Stock selection within several key areas provided a boost to performance.

Basic Materials: After producing stellar performance throughout most of 2003, stocks in this sector underperformed during the reporting period due largely to the April downdraft. While the fund was overweight in this sector, we more than made up for this positioning with stock selection. Top contributors included Bumi Resources, Indonesia's leading coal miner; Yanzhou Coal Mining (China); and POSCO, a Korean steel company that has benefited from surging Chinese demand for raw materials. Additionally, we were helped by our decision to trim the fund's position in this industry before the worst of its decline. (As of April 30, 2004, positions in Bumi Resources and Yanzhou Coal Mining were sold.)

Energy: This was the top-performing sector in the emerging markets during the period. Although oil and gas prices have been high for some time, investors' expectation that the strength in the commodities would in fact prove short-lived dampened returns in the sector for much of 2003. However, stock prices have since begun to catch up with commodity prices, as investors have begun to factor higher energy prices into their earnings estimates for the stocks.

SK Corp., Korea's largest oil refiner, was the most significant contributor. The company's first-quarter net income rose to record levels as gasoline prices soared at the same time while their costs declined. Gazprom (Russia), the world's largest natural gas producer, also delivered strong returns. The firm benefited from continued strength in energy prices and management's announcement of plans to cut costs and reduce debt.

Telecommunications Services: In addition to our holding an overweight in this outperforming sector, which helped performance, our stock picks produced returns that outperformed the returns of the telecom stocks in the benchmark.3 Top contributors were the Russian mobile service providers Mobile Telesystems and AO VimpelCom, neither of which is represented in the benchmark. Both companies announced better-than-expected fourth-quarter earnings on higher regional profitability and subscriber growth.

3 "Overweight" means a fund holds a higher weighting in a given sector or country than the benchmark index and indicates a positive view on the security, sector or country in question. "Underweight" means a fund holds a lower weighting than the benchmark, indicating that the manager likely expects the asset in question to underperform the market as a whole.

Financials: The second-largest sector in the benchmark, financials underperformed by a wide margin during the period. In fact, this was the only sector to produce a negative return. Nevertheless, the financial stocks we held in the fund produced a positive return. Two fund holdings were the subject of takeovers - Bancomer in Mexico (by BBVA of Spain) and Koram Bank in Korea (by Citigroup). We foresee potential for further consolidation as some of the world's largest banks search for growth opportunities in the emerging markets.

Our stock selection in consumer staples, health care and industrials also contributed to performance. While each makes up less than 10% of the benchmark, the fund's holdings in these areas outperformed the stocks in the benchmark by a wide margin.

Q: What are some factors that detracted from performance?

A: Of the 10 industry sectors, our stock picks lagged the benchmark in only two: consumer discretionary and information technology (IT). Within the IT sector, performance was hurt by our positions in Quanta Computer, Inc., Hon Hai Precision Industry Co. and Siliconware Precision Industries Co., all located in Taiwan. Investors, wary of both lower profit margins and political risk in Taiwan, sold shares in these companies during recent months.

The most significant individual detractor was a stock that had done very well for us in 2003, Ivanhoe Mines Ltd., a Mongolian copper and gold miner. We chose to take profits after the company announced reserves estimates that were lower than expected. (As of April 30, 2004, position in Ivanhoe Mines Ltd. was sold.)

Q: What is your overall view on the emerging markets, and how is this view reflected in the portfolio?

A: The extensive run-up in emerging markets stocks prompted us to become more cautious early in 2004, which put the fund in a better position to withstand the April sell-off. But with stock prices now at lower levels, we have begun to look for new investment opportunities. At the close of the period, in fact, our view was more favorable than it had been at any time since November. Metals and mining stocks, in particular, reached levels where exhaustive investor pessimism had created what we saw as potentially attractive investment opportunities. On the other end of the spectrum, we found stocks in the energy and technology sectors to be less attractive.

Overall, we remain very optimistic on the long-term prospects for emerging market equities, which represent a wealth of fast-growing companies with attractive valuations versus their developed-market peers and, in many cases, high dividend yields. We are prepared to take advantage of investment opportunities in individual companies whose prices fall due to short-term investor concerns about the broader world economy.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2004

Geographical Diversification (Excludes Cash Equivalents)	4/30/04	10/31/03

Pacific Basin	51%	67%
Europe	19%	7%
Latin America	17%	18%
Africa	5%	4%
Other	8%	4%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	4/30/04	10/31/03

Information Technology	21%	14%
Materials	18%	22%
Financials	14%	18%
Consumer Discretionary	13%	8%
Telecommunication Services	11%	12%
Energy	10%	8%
Consumer Staples	4%	7%
Health Care	4%	4%
Industrials	3%	7%
Other	2%	-
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2004 (26.8% of Portfolio)
1. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	7.0%
2. Petroleo Brasileiro SA Provider and distributor of petroleum	Brazil	3.3%
3. Anglo American PLC Producer of mining and natural resources products	United Kingdom	3.0%
4. Companhia Vale do Rio Doce Operator of diverse mining and industrial complex	Brazil	2.9%
5. Tele Norte Leste Participacoes SA Provider of local telecommunication services	Brazil	2.1%
6. Teva Pharmaceutical Industries Ltd. Producer of pharmaceutical and veterinary products	Israel	1.9%
7. Ranbaxy Laboratories Ltd. Manufacturer and distributor of pharmaceutical products	India	1.7%
8. Hon Hai Precision Industry Co., Ltd. Manufacturer of electronic products	Taiwan	1.7%
9. Quanta Computer, Inc. Manufacturer of personal computers	Taiwan	1.6%
10. Grupo Televisa SA Operator of entertainment businesses	Mexico	1.6%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of April 30, 2004

	Shares	Value ($)

Common Stocks 95.9%
Austria 0.6%
Boehler-Uddeholm AG (Cost $597,062)	10,200	826,111
Brazil 11.2%
Companhia Vale do Rio Doce (ADR) (Preferred)	96,400	3,768,276
Companhia Vale do Rio Doce (Preferred) "A"	62,800	0
Embratel Participacoes SA (ADR) (c)	43,200	647,568
Petroleo Brasileiro SA (ADR)*	149,600	4,323,440
Tele Norte Leste Participacoes SA (ADR) (Preferred)	230,100	2,724,384
Uniao de Bancos Brasileiros SA (ADR)	90,300	1,769,880
Votorantim Celulose e Papel SA (ADR)	54,600	1,714,440
(Cost $15,727,183)		14,947,988
China 3.3%
Aluminum Corp. of China Ltd. (ADR)	12,600	725,760
China Mobile Ltd. (ADR)	24,900	329,427
China Mobile Ltd.	315,700	831,764
China Petrolieum & Chemical Corp. "H"	5,432,000	1,880,344
Harbin Power Equipment Co., Ltd. "H"	3,058,000	666,500
(Cost $4,937,105)		4,433,795
Colombia 0.5%
Bancolombia SA (ADR) (Preferred) (Cost $745,041)	93,200	671,040
Czech Republic 0.5%
Cesky Telecom AS (Cost $504,190)	51,700	659,660
Estonia 1.5%
AS Eesti Telekom	47,800	440,529
AS Eesti Telekom "A" (GDR) 144A	54,400	1,497,632
(Cost $1,884,890)		1,938,161
Hong Kong 2.5%
Denway Motors Ltd.	1,056,000	504,317
Fountain Set (Holdings) Ltd.	2,184,100	1,610,105
Skyworth Digital Holdings Ltd.	4,069,700	1,200,063
(Cost $3,342,406)		3,314,485
Hungary 0.8%
Magyar Tavkozlesi Rt "B" (ADR) (Cost $1,071,256)	54,300	1,119,666
India 7.6%
Apollo Hospitals Enterprises Ltd.	175,200	826,415
ICICI Bank Ltd.	34,300	242,689
ICICI Ltd.	74,000	523,917
Infosys Technologies Ltd.	10,602	1,225,696
ITC Ltd.	55,200	1,333,566
Mahindra & Mahindra Ltd.	120,177	1,261,022
Oil & Natural Gas Corp. Ltd.	90,400	1,705,660
Ranbaxy Laboratories Ltd.	95,000	2,267,346
Reliance Industries Ltd.	56,200	664,503
(Cost $8,683,212)		10,050,814
Indonesia 3.6%
PT Bank Centrale Asia	2,679,300	1,189,648
PT Bank Mandiri	11,438,100	1,888,227
PT Telekomunikasi Indonesia "B" (ADR)	55,100	997,310
PT Telekomunikasi Indonesia "B"	830,500	761,146
(Cost $4,047,240)		4,836,331
Israel 2.1%
Lipman Electronic Engineering Ltd.*	4,400	195,800
Teva Pharmaceutical Industries Ltd. (ADR)	41,400	2,548,584
(Cost $2,724,562)		2,744,384
Korea 21.2%
Asiana Airlines*	345,100	792,640
Daegu Bank	300,400	1,723,009
Daishin Securities Co.	79,500	1,077,300
Hyundai Motor Co.	36,600	1,395,875
Kookmin Bank (ADR)	5,100	189,210
Kookmin Bank	29,052	1,084,483
KT&G Corp.	35,600	904,146
LG Chemical Ltd.	30,600	1,236,153
LG Electronics, Inc.	25,400	1,541,296
LG International Corp.	81,700	626,667
Mtekvision Co., Ltd.*	30,300	1,180,134
NEPES Corp.*	65,000	678,613
NHN Corp.	8,400	748,830
POSCO (ADR)	27,900	857,925
Samsung Electronics Co., Ltd.	19,450	9,233,093
SK Corp.	31,100	1,304,061
SK Telecom Co., Ltd.	1,000	170,452
SK Telecom Co., Ltd. (ADR) (c)	53,400	1,078,680
Sungshin Cement Co., Ltd.	51,600	936,703
Taegu Department Store Co., Ltd.	215,500	1,450,931
(Cost $25,956,096)		28,210,201
Malaysia 1.1%
Resorts World Bhd. (Cost $1,533,552)	550,700	1,449,210
Mexico 5.0%
America Movil SA de CV "L" (ADR)	38,600	1,324,281
Fomento Economico Mexicano SA de CV (ADR)	47,900	2,094,188
Grupo Aeroportuario del Sureste SA de CV "B" (ADR)	60,400	1,180,820
Grupo Televisa SA (ADR)	48,600	2,118,474
(Cost $6,364,126)		6,717,763
Philippines 0.5%
Philippine Long Distance Telephone Co. (ADR)* (c) (Cost $612,975)	35,500	697,930
Poland 0.8%
International Trading and Investment Holdings SA "B" (d) (Cost $524,342)	527,500	1,120,773
Russia 5.8%
AO VimpelCom (ADR)*	5,900	529,584
Gazprom (ADR)	44,600	1,378,140
LUKOIL (ADR)	15,400	1,678,600
Mobile Telesystems (ADR)	6,000	647,760
Mobile Telesystems (GDR) 144A	9,900	1,126,185
Surgutneftegaz (ADR)	22,200	721,500
YUKOS (ADR)	35,399	1,575,244
(Cost $5,975,453)		7,657,013
Singapore 0.7%
Elec & Eltek International Co., Ltd. (Cost $923,722)	296,600	874,970
South Africa 5.3%
Gold Fields Ltd. (ADR)	81,400	827,838
Gold Fields Ltd.	79,900	803,852
Impala Platinum Holdings Ltd.	22,800	1,546,100
Sappi Ltd.	118,600	1,594,049
Sappi Ltd. (ADR)	62,700	853,974
Steinhoff International Holdings Ltd.	1,098,600	1,360,939
(Cost $7,287,923)		6,986,752
Taiwan 10.3%
Compal Electronics, Inc.	1,616,000	1,819,611
Hon Hai Precision Industry Co., Ltd.	550,600	2,171,567
Hotai Motor Co. Ltd.	449,000	689,417
Inventec Co., Ltd.	1,004,000	628,728
Mega Financial Holding Co., Ltd.	2,849,440	1,913,067
Nan Ya Plastic Corp.	570,000	765,377
Quanta Computer, Inc.	1,019,130	2,147,798
Siliconware Precision Industries Co.*	1,323,000	1,163,077
Taiwan Semiconductor Manufacturing Co., Ltd.*	801,393	1,387,328
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	107,700	1,026,381
(Cost $14,430,976)		13,712,351
Thailand 4.9%
Bangkok Bank PCL (Foreign Registered)*	853,700	2,088,954
Charoen Pokphand Foods PCL (Foreign Registered)	3,762,400	345,709
National Finance PCL (Foreign Registered)	2,353,770	963,841
Siam City Bank PCL (Foreign Registered)	906,900	563,840
Thai Olefin PCL (Foreign Registered)*	1,034,500	1,317,341
Thai Union Frozen Products PCL (Foreign Registered)	2,039,700	1,171,363
(Cost $6,736,240)		6,451,048
Turkey 2.3%
Anadolu Efes Biracilik ve Malt Sanayii AS	56,469,598	790,888
Akbank T.A.S.	183,263,511	851,269
Hurriyet Gazetecilik ve Matbaacilik AS	197,126,800	558,417
Turkiye Garanti Bankasi AS	283,830,500	868,951
(Cost $2,655,302)		3,069,525
United Kingdom 3.8%
Anglo American PLC	198,877	4,014,637
Lonmin PLC	57,488	1,016,318
(Cost $5,408,606)		5,030,955
Total Common Stocks (Cost $122,673,460)		127,520,926

Preferred Stock 0.4%
Korea
Daishin Securities Co., Ltd. (Cost $556,918)	70,900	490,653

	Contracts	Value ($)

Purchased Foreign Currency Option 0.0%
ZAR Put / USD Call, August 2004, 6.9525 Strike Price* (Cost $49,600)	55,620	43,364

	Shares	Value ($)

Rights 0.0%
South Africa 0.0%
Nedcor Ltd.* (Cost $39,003)	19,292	41,139
Thailand 0.0%
TelecomAsia Corp. PCL* (Cost $0)	24,063	0
Total Rights (Cost $39,003)		41,139

Other Investments 1.3%
iShares MSCI Malaysia Index Fund (Cost $1,746,762)	256,900	1,687,833

Securities Lending Collateral 1.0%
Daily Assets Fund Institutional,1.08% (b) (e) (Cost $1,238,800)	1,238,800	1,238,800

Cash Equivalents 1.4%
Scudder Cash Management QP Trust, 1.08% (b) (Cost $1,905,410)	1,905,410	1,905,410
Total Investment Portfolio - 100.0% (Cost $128,209,953) (a)		132,928,125

* Non-income producing security.
(a) The cost for federal income tax purposes was $128,256,331. April 30, 2004, net unrealized appreciation for all securities based on tax cost was $4,671,794. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,310,889 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,639,095.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rates shown are the annualized seven-day yield at period end.
(c) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at April 30, 2004 amounted to $1,185,710, which is 0.92% of total net assets.
(d) The Fund may purchase securities that are subject to legal or contractual restriction on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.
Schedule of Restricted Securities	Acquisition Dates	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
International Trading and Investments Holdings SA "B"	December 1996 to June 1997	524,342	1,120,773.87

(e) Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Currency Abbreviations
USD	US Dollar
ZAR	South African Rand

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2004
Assets
Investments: Investments in securities, at value (cost $125,065,743)	$ 129,783,915
Investment in Scudder Cash Management QP Trust (cost $1,905,410)	1,905,410
Investment in Daily Assets Fund Institutional* (cost $1,238,800)	1,238,800
Total investments in securities, at value (cost $128,209,953)	132,928,125
Cash	1,100,714
Foreign currency, at value (cost $890,465)	884,578
Receivable for investments sold	2,652,991
Dividends receivable	279,665
Interest receivable	5,239
Receivable for Fund shares sold	303,780
Foreign taxes recoverable	12,479
Due from Advisor	1,384
Total assets	138,168,955
Liabilities
Payable for investments purchased	6,696,851
Payable upon return of securities loaned	1,238,800
Payable for Fund shares redeemed	519,323
Deferred foreign taxes	316,578
Accrued management fee	132,963
Other accrued expenses and payables	63,772
Total liabilities	8,968,287
Net assets, at value	$ 129,200,668
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(55,667)
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $316,578)	4,401,594
Foreign currency related transactions	(7,767)
Accumulated net realized gain (loss)	(24,951,460)
Paid-in capital	149,813,968
Net assets, at value	$ 129,200,668

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($32,826,138 / 2,245,611 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 14.62
Maximum offering price per share (100 / 94.25 of $14.62)	$ 15.51
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,764,715 / 193,418 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 14.29
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,272,915 / 228,547 of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 14.32
Class AARP Net Asset Value, offering and redemption price (a) per share ($4,580,786 / 311,215 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 14.72
Class S Net Asset Value, offering and redemption price (a) per share ($85,756,114 / 5,832,354 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 14.70

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $129,037)	$ 1,027,464
Interest - Scudder Cash Management QP Trust	16,007
Securities lending income	289
Total Income	1,043,760
Expenses: Management fee	686,954
Distribution service fees	54,110
Administrative fee	287,472
Services to shareholders*	22,530
Custodian and accounting fees*	29,550
Auditing*	8,250
Legal*	990
Directors' fees and expenses	3,734
Reports to shareholders*	2,970
Registration fees*	4,320
Other	2,321
Total expenses before expense reductions	1,103,201
Expense reductions	(79,413)
Total expenses after expense reductions	1,023,788
Net investment income (loss)	19,972
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (including Chilean foreign tax benefit of $584 and net of India foreign taxes of $410,771)	15,767,858
Foreign currency related transactions	86,845
15,854,703
Net unrealized appreciation (depreciation) during the period on: Investments (net of deferred foreign tax credit of $158,764)	(7,923,517)
Foreign currency related transactions	(10,346)
(7,933,863)
Net gain (loss) on investment transactions	7,920,840
Net increase (decrease) in net assets resulting from operations	$ 7,940,812

* These amounts reflect one month of operating expenses previously covered by the Administrative Agreement (see Note C of the Notes to the Financial Statements).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2004	Year Ended October 31, 2003
Operations: Net investment income (loss)	$ 19,972	$ 302,147
Net realized gain (loss) on investment transactions	15,854,703	6,843,433
Net unrealized appreciation (depreciation) on investment transactions during the period	(7,933,863)	16,924,750
Net increase (decrease) in net assets resulting from operations	7,940,812	24,070,330
Distributions to shareholders from: Net investment income: Class A	(30,675)	-
Class AARP	(8,997)	-
Class S	(298,195)	-
Fund share transactions: Proceeds from shares sold	50,244,799	37,446,900
Reinvestment of distributions	299,051	-
Cost of shares redeemed	(15,139,312)	(23,064,126)
Redemption fees	18,139	11,088
Net increase (decrease) in net assets from Fund share transactions	35,422,677	14,393,862
Increase (decrease) in net assets	43,025,622	38,464,192
Net assets at beginning of period	86,175,046	47,710,854
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $55,667 and $262,228, respectively)	$ 129,200,668	$ 86,175,046

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 13.25	$ 8.69	$ 8.28	$ 10.25
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	.04	(.04)	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.40	4.52	.45	(1.95)
Total from investment operations	1.39	4.56	.41	(1.98)
Less distributions from: Net investment income	(.02)	-	-	-
Redemption fees	-***	-***	-***	.01
Net asset value, end of period	$ 14.62	$ 13.25	$ 8.69	$ 8.28
Total Return (%)[d]	10.52e**	52.47[e]	4.95	(19.22)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	16	8.09
Ratio of expenses before expense reductions (%)	2.12*	2.19	2.18	2.20*
Ratio of expenses after expense reductions (%)	1.99*	2.16	2.18	2.20*
Ratio of net investment income (loss) (%)	(.10)*	.38	(.57)	(.86)*
Portfolio turnover rate (%)	135*	182	115	69
[a] For the six months ended April 30, 2004.
[b] For the period from May 29, 2001 (commencement of operations of Class A shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B
Years Ended October 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.98	$ 8.58	$ 8.25	$ 10.25
Income (loss) from investment operations: Net investment income (loss)[c]	(.06)	(.04)	(.12)	(.06)
Net realized and unrealized gain (loss) on investment transactions	1.37	4.44	.45	(1.95)
Total from investment operations	1.31	4.40	.33	(2.01)
Redemption fees	-***	-***	-***	.01
Net asset value, end of period	$ 14.29	$ 12.98	$ 8.58	$ 8.25
Total Return (%)[d]	10.09e**	51.28[e]	4.00	(19.51)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2.64		.03
Ratio of expenses before expense reductions (%)	2.97*	2.97	2.98	3.00*
Ratio of expenses after expense reductions (%)	2.75*	2.93	2.98	3.00*
Ratio of net investment income (loss) (%)	(.86)*	(.39)	(1.37)	(1.66)*
Portfolio turnover rate (%)	135*	182	115	69
[a] For the six months ended April 30, 2004.
[b] For the period from May 29, 2001 (commencement of operations of Class B shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C
Years Ended October 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 13.01	$ 8.60	$ 8.26	$ 10.25
Income (loss) from investment operations: Net investment income (loss)[c]	(.06)	(.04)	(.12)	(.06)
Net realized and unrealized gain (loss) on investment transactions	1.37	4.45	.46	(1.94)
Total from investment operations	1.31	4.41	.34	(2.00)
Redemption fees	-***	-***	-***	.01
Net asset value, end of period	$ 14.32	$ 13.01	$ 8.60	$ 8.26
Total Return (%)[d]	10.07e**	51.28[e]	4.12	(19.41)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2	1.01
Ratio of expenses before expense reductions (%)	2.93*	2.95	2.96	2.97*
Ratio of expenses after expense reductions (%)	2.76*	2.92	2.96	2.97*
Ratio of net investment income (loss) (%)	(.87)*	(.38)	(1.35)	(1.63)*
Portfolio turnover rate (%)	135*	182	115	69
[a] For the six months ended April 30, 2004.
[b] For the period from May 29, 2001 (commencement of operations of Class C shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class AARP
Years Ended October 31,	2004[a]	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 13.36	$ 8.73	$ 8.30	$ 11.11	$ 11.69
Income (loss) from investment operations: Net investment income (loss)[c]	.01	.06	(.03)	(.01)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.41	4.57	.46	(2.81)	(.56)
Total from investment operations	1.42	4.63	.43	(2.82)	(.58)
Less distributions from: Net investment income	(.06)	-	-	-	-
Redemption fees	-***	-***	-***	.01	-
Net asset value, end of period	$ 14.72	$ 13.36	$ 8.73	$ 8.30	$ 11.11
Total Return (%)	10.80d,e**	53.04[d]	5.18	(25.29)	(4.96)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	2.45		.15	.07
Ratio of expenses before expense reductions (%)	1.87*	1.92	1.91	1.91	1.90*
Ratio of expenses after expense reductions (%)	1.75*	1.90	1.91	1.91	1.90*
Ratio of net investment income (loss) (%)	.14*	.64	(.30)	(.05)	(.13)**
Portfolio turnover rate (%)	135*	182	115	69	42
[a] For the six months ended April 30, 2004.
[b] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to October 31, 2000.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S
Years Ended October 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 13.34	$ 8.73	$ 8.29	$ 11.11	$ 11.75	$ 10.36
Income (loss) from investment operations: Net investment income (loss)[b]	.01	.07	(.03)	(.01)	(.11)	(.04)
Net realized and unrealized gain (loss) on investment transactions	1.41	4.54	.47	(2.82)	(.54)[c]	1.46
Total from investment operations	1.42	4.61	.44	(2.83)	(.65)	1.42
Less distributions from: Net investment income	(.06)	-	-	-	-	(.04)
Redemption fees	-***	-***	-***	.01	.01	.01
Net asset value, end of period	$ 14.70	$ 13.34	$ 8.73	$ 8.29	$ 11.11	$ 11.75
Total Return (%)	10.66d,e**	52.81[d]	5.31	(25.38)	(5.45)[d]	13.89[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	86	65	38	42	71	103
Ratio of expenses before expense reductions (%)	1.91*	1.92	1.91	1.91	2.66[f]	2.77
Ratio of expenses after expense reductions (%)	1.76*	1.90	1.91	1.91	2.30[f]	2.25
Ratio of net investment income (loss) (%)	.13*	.64	(.30)	(.05)	(.87)	(.36)
Portfolio turnover rate (%)	135*	182	115	69	42	64
[a] For the six months ended April 30, 2004.
[b] Based on average shares outstanding during the period.
[c] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.
[f] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reduction were 2.56% and 2.23%, respectively.
* Annualized ** Not annualized *** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Emerging Markets Growth Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $40,743,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($20,431,000), October 31, 2007 ($11,827,000), October 31, 2009 ($8,385,000) and October 31, 2010 ($100,000), the respective expiration dates, whichever occurs first.

Gains realized upon disposition of Indian securities held by the Fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the Fund accrues a deferred tax liability for net unrealized gains in excess of available carryforwards on Indian securities.

The Fund is subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Taiwan stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

The Fund received a Chilean gains tax refund upon agreement with tax authorities.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of Fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Redemption Fees. Upon the redemption or exchange of shares held by Class AARP and S shareholders for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $109,431,469 and $72,345,877, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.25% of the first $500,000,000 of the Fund's average daily net assets and 1.20% of such net assets in excess of $500,000,000 computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 1.25% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.675%, 0.725%, 0.700%, 0.65% and 0.65% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated March 31, 2004, and effective April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

For the period November 1, 2003 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Not Imposed
Class A	$ 60,779	$ 15,158
Class B	7,303	2,218
Class C	7,235	1,974
Class AARP	8,103	1,661
Class S	204,052	45,604
	$ 287,472	$ 66,615

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management and/or administrative fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.75% of average daily net assets for Class A, B, C, AARP and S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, director and director counsel fees, and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement between SISC and SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend- paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the period April 1, 2004 through April 30, 2004, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Not Imposed	Unpaid at April 30, 2004
Class A	$ 2,340	$ 894	$ 1,446
Class B	690	551	139
Class C	510	352	158
Class AARP	600	405	195
Class S	12,930	10,596	2,334
	$ 17,070	$ 12,798	$ 4,272

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through April 30, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $10,350, all of which is unpaid at April 30, 2004.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2004
Class B	$ 9,448	$ 1,909
Class C	9,879	2,085
	$ 19,327	$ 3,994

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2004	Annualized Effective Rate
Class A	$ 28,465	$ 9,017.24%
Class B	3,025	396.24%
Class C	3,293	749.25%
	$ 34,783	$ 10,162

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended April 30, 2004 aggregated $3,012 and $38, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2004, the CDSC for Class B and C shares aggregated $12,368 and $107, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% of the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Securities Lending

The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102 percent of the value of domestic securities and 105 percent of the value of foreign denominated securities on loan. The Fund may invest the cash collateral in an affiliated money market fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,485,234	$ 22,520,346	1,094,287	$ 11,956,986
Class B	181,254	2,623,288	291,362	2,988,072
Class C	119,656	1,774,515	59,236	623,083
Class AARP	192,000	2,896,164	112,032	1,294,349
Class S	1,350,593	20,430,486	1,829,572	20,584,410
		$ 50,244,799		$ 37,446,900
Shares issued to shareholders in reinvestment of dividends
Class A	1,612	$ 22,418	-	$ -
Class AARP	621	8,692	-	-
Class S	19,166	267,941	-	-
		$ 299,051		$ -
Shares redeemed
Class A	(432,439)	$ (6,496,573)	(836,761)	$ (8,347,941)
Class B	(128,211)	(1,880,129)	(225,920)	(2,139,815)
Class C	(37,948)	(546,528)	(22,522)	(216,424)
Class AARP	(26,797)	(406,446)	(18,625)	(185,160)
Class S	(387,476)	(5,809,636)	(1,282,748)	(12,174,786)
		$ (15,139,312)		$ (23,064,126)
Redemption fees		$ 18,139		$ 11,088
Net increase (decrease)
Class A	1,054,407	$ 16,046,191	257,526	$ 3,609,045
Class B	53,043	743,159	65,442	848,257
Class C	81,708	1,227,987	36,714	406,659
Class AARP	165,824	2,503,209	93,407	1,111,191
Class S	982,283	14,902,131	546,824	8,418,710
		$ 35,422,677		$ 14,393,862

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder Emerging Markets Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Emerging Markets Growth Fund (the "Fund") at April 30, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts June 23, 2004	PricewaterhouseCoopers LLP

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SEKAX	SEKBX	SEKCX
CUSIP Number	811165-760	811165-752	811165-745
Fund Number	479	679	779

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SEMMX	SEMGX
Fund Number	179	079

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence - Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

August 2003

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two
International Place, Boston, MA 02110.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the filing period that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Emerging Markets Growth Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Emerging Markets Growth Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               June 29, 2004
                                    ---------------------------